                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 29, 2008
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

           Maryland                      001-13533               74-2830661
-------------------------------     -------------------     --------------------
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[ ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[ ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Forbearance Agreements.

To preserve short-term liquidity flexibility, on March 30, 2008, NovaStar
Mortgage, Inc. ("NMI"), a wholly-owned subsidiary of NovaStar Financial, Inc.
("NFI"), did not make a quarterly interest payment of $1,302,506.10
("First Payment Failure") due on its unsecured junior subordinated notes (the
"Notes") issued to NovaStar Capital Trust I ("Trust I") and NovaStar Capital
Trust II ("Trust II"). In addition, on April 30, 2008 NMI did not make a quarterly interest payment of $439,867.38 (the "Second Payment Failure,"
and together with the First Payment Failure, the "Payment Failure"). As a result, Trust I and Trust II were unable to make corresponding payments owed to the holders of the trust preferred securities issued by the trusts. NFI has guaranteed NMI's obligations under the Notes, including NMI's obligations to make periodic interest payments thereon. Under the terms of the Indentures governing the Notes (the "Indentures"), NMI had a grace period of 30 days from
March 30, 2008 and April 30, 2008 (the respective interest payment due dates)
before the nonpayment gave the parties to, or beneficiaries of, the Indentures a right to accelerate the obligations under the Notes based on the Payment
Failure. Copies of the Indentures and related documents have previously been filed with the Securities and Exchange Commission.

NMI, NFI, The Bank of New York Trust Company, National Association ("BONY"),
Trust I , the Administrative Trustees, as defined therein, Taberna Preferred
Funding I, Ltd. and Taberna Preferred Funding II, Ltd. entered into a
Forbearance Agreement, dated as of April 29, 2008 (the "Taberna Forbearance
Agreement"), and NMI, NFI, BONY, Trust II, the Administrative Trustees, as
defined therein, Kodiak CDO I, Ltd. and Kodiak CDO II, Ltd. entered into a
Forbearance Agreement, dated as of April 29, 2008 (the "Kodiak Forbearance
Agreement," and together with the Taberna Forbearance Agreement, the
"Forbearance Agreements"). Pursuant to the Forbearance Agreements, the parties thereto agreed to forbear in the exercise of their rights and remedies under the respective Indenture, the respective Notes and the other applicable documents and instruments with respect to the Payment Failure until May 30, 2008. Other than with respect to the Payment Failure, the parties to each Indenture preserved all of their rights and remedies under the applicable Indenture, the applicable Notes and the other applicable documents and instruments related thereto. As a condition to the aforementioned forbearance, until May 30, 2008,
NMI agreed: (1) not to incur any additional indebtedness (other than ordinary trade accounts payable); (2) not to convey, transfer, or lease any of its properties and assets (other than in the ordinary course of business); (3) not to consolidate with or merge into any other person; and (4) to fully repay 100%
of the outstanding borrowings and remaining fees due under the Whole Loan
Agreement, the Investment Grade Securities Agreement and the Non-Investment
Grade Securities Agreement (each as defined below) which as of the date of the
Forbearance Agreements totaled $11,879,613.66.

While NFI intends to negotiate with the applicable parties to restructure the terms of the Indentures, to make the payments required thereunder on or before
May 30, 2008 and to repay the Wachovia facilities as required by the Forbearance
Agreements, there can be no assurance that it will be able to do so. In the event that NFI is unable to restructure the terms of the Indentures, fails to pay the interest owed on the Notes or fails to repay the Wachovia facilities as required by the Forbearance Agreements, the parties to the Forbearance
Agreements may seek an acceleration of the obligations under the Indentures. An acceleration of these obligations would cause a default under the Agreements (as defined below) with Wachovia to the extent such Agreements are then outstanding.
Such events would have a material adverse effect on NFI and its financial condition and liquidity and are likely to cause NFI and/or certain of its subsidiaries to seek the protection of applicable federal and state bankruptcy laws.

The foregoing is a summary of the terms of the Forbearance Agreements. This summary is qualified in its entirety by reference to the full text of the
Forbearance Agreements, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Waiver Agreement.

NFI and certain of its affiliates (the "Company") entered into a Master
Repurchase Agreements Waiver, dated April 30, 2008 ("Waiver Agreement"), with
Wachovia Bank N.A. and certain of its affiliates ("Wachovia") pursuant to which, for a period ending on May 29, 2008 (the "Waiver Period"), Wachovia agreed not to enforce, and waived any breach or event of default that would otherwise have resulted solely from the Company's failure to comply with, the requirement under the Agreements described below that the Company maintain a specified adjusted tangible net worth. Further, the requirement under the Agreements that the
Company maintain liquidity of at least $30 million was amended to require the
Company to maintain liquidity of at least $5.5 million during the Waiver Period.
Wachovia expressly reserved the right to terminate the Waiver Agreement prior to
May 29, 2008, if any other event of default or breach occurs under the
Agreements other than as described above.

The agreements affected by the Waiver Agreement are the following (the
"Agreements"), copies of which have previously been filed with the Securities and Exchange Commission:

     1. Master Repurchase Agreement (2007 Whole Loan) dated as of May 9, 2007
(the "Whole Loan Agreement"), among Wachovia Bank, National Association, NFI
Repurchase Corporation, NMI Repurchase Corporation, NMI Property Financing,
Inc., HomeView Lending, Inc., NovaStar Financial Inc., NFI Holding Corporation
and NovaStar Mortgage, Inc.

     2. Master Repurchase Agreement (2007 Non-investment Grade) dated as of May
31, 2007 (the "Non-Investment Grade Securities Agreement"), among Wachovia
Investment Holdings, LLC, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc.,
NovaStar Certificates Financing LLC, and NovaStar Certificates Financing Corp.

     3. Master Repurchase Agreement (2007 Investment Grade) dated as of May 31,
2007 (the "Investment Grade Securities Agreement"), among Wachovia Bank,
National Association, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc.,
NovaStar Certificates Financing LLC, and NovaStar Certificates Financing Corp.

     4. Master Repurchase Agreement (New York) dated as of July 6, 2007 (the "NY
Agreement"), between Wachovia Bank, National Association and NovaStar Mortgage,
Inc.

The foregoing is a summary of the terms of the Waiver Agreement. This summary is qualified in its entirety by reference to the full text of the Waiver Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Amendment Number Two to the Master Repurchase Agreement (2007 Whole Loan)

The Company and Wachovia entered into Amendment Number Two to the Whole Loan
Agreement, dated April 30, 2008, pursuant to which the termination date of the
Whole Loan Agreement was extended from May 8, 2008 until May 29, 2008.

The foregoing is a summary of the terms of Amendment Number Two to the Whole
Loan Agreement. This summary is qualified in its entirety by reference to the full text of Amendment Number Two to the Whole Loan Agreement, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

In addition to the financing agreements listed above, Wachovia in the past has routinely engaged in other ordinary course financial transactions with the
Company, including but not limited to financial derivative transactions, and has acted as an underwriter for certain securitizations sponsored by the Company.

Statements in this Report on Form 8-K which are not historical facts are
"forward-looking statements" within the meaning of Section 21E of the Securities
Exchange Act of 1934, as amended. Forward looking statements are those that predict or describe future events and that do not relate solely to historical matters and include statements regarding intentions or beliefs with respect to
NFI's ability to renegotiate the terms of the Indentures or to make the payments required thereunder or under the Forbearance Agreements. Some important factors that could cause actual results to differ materially from those anticipated include: NFI's ability to manage its business during this difficult period for the subprime industry; its ability to negotiate with the parties to the
Forbearance Agreements regarding a restructuring of its obligations; its ability to continue as a going concern; its ability to maintain sufficient liquidity;
its ability to repay Wachovia in a manner and time period acceptable to Wachovia and the parties to the Forbearance Agreements; its ability to remain in compliance with the agreements governing its indebtedness or its ability to obtain waivers in the event of non-compliance therewith; and the risks that are from time to time included in NFI's filings with the Securities and Exchange
Commission ("SEC"). Other factors not presently identified may also cause actual results to differ. This report on Form 8-K speaks only as of its date and NFI expressly disclaims any duty to update the information herein except as required by federal securities laws.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.    Document

10.1           Forbearance Agreement, dated April 29, 2008, by and among
               NovaStar Mortgage, Inc., NovaStar Financial, Inc., The Bank of
               New York Trust Company, National Association, NovaStar Capital
               Trust I, W. Lance Anderson, Rodney E. Schwatken, Todd M.
               Phillips, Taberna Preferred Funding I, Ltd., and Taberna
               Preferred Funding II, Ltd.

10.2           Forbearance Agreement, dated April 29, 2008, by and among
               NovaStar Mortgage, Inc., NovaStar Financial, Inc., The Bank of
               New York Trust Company, National Association, NovaStar Capital
               Trust II, W. Lance Anderson, Rodney E. Schwatken, Todd M.
               Phillips, Kodiak CDO I, Ltd. and Kodiak CDO II, Ltd.

10.3           Master Repurchase Agreements Waiver, dated April 30, 2008, by and among NovaStar Mortgage, Inc., NovaStar Certificates Financing
               LLC, NovaStar Certificates Financing Corporation, NFI Repurchase
               Corporation, NMI Repurchase Corporation, NMI Property Financing,
               Inc., HomeView Lending, Inc., NovaStar Financial, Inc., NFI
               Holding Corporation, Wachovia Bank, N.A. and Wachovia Investment
               Holdings, LLC.

10.4           Amendment Number Two to Master Repurchase Agreement (2007 Whole
               Loan), dated April 30, 2008, by and among NFI Repurchase
               Corporation, NMI Repurchase Corporation, Homeview Lending, Inc.,
               NMI Property Financing, Inc., Wachovia Bank National Association,
               NFI Holding Corporation, NovaStar Financial, Inc., NovaStar
               Mortgage Inc. and Home View Lending, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE:  May 5, 2008                       /s/ Rodney Schwatken
                                       -----------------------------------------
                                         Rodney Schwatken
                                         Chief Financial Officer

                                Index to Exhibits

Exhibit No.    Document

10.1           Forbearance Agreement, dated April 29, 2008, by and among
               NovaStar Mortgage, Inc., NovaStar Financial, Inc., The Bank of
               New York Trust Company, National Association, NovaStar Capital
               Trust I, W. Lance Anderson, Rodney E. Schwatken, Todd M.
               Phillips, Taberna Preferred Funding I, Ltd., and Taberna
               Preferred Funding II, Ltd.

10.2           Forbearance Agreement, dated April 29, 2008, by and among
               NovaStar Mortgage, Inc., NovaStar Financial, Inc., The Bank of
               New York Trust Company, National Association, NovaStar Capital
               Trust II, W. Lance Anderson, Rodney E. Schwatken, Todd M.
               Phillips, Kodiak CDO I, Ltd. and Kodiak CDO II, Ltd.

10.3           Master Repurchase Agreements Waiver, dated April 30, 2008, by and among NovaStar Mortgage, Inc., NovaStar Certificates Financing
               LLC, NovaStar Certificates Financing Corporation, NFI Repurchase
               Corporation, NMI Repurchase Corporation, NMI Property Financing,
               Inc., HomeView Lending, Inc., NovaStar Financial, Inc., NFI
               Holding Corporation, Wachovia Bank, N.A. and Wachovia Investment
               Holdings, LLC.

10.4           Amendment Number Two to Master Repurchase Agreement (2007 Whole
               Loan), dated April 30, 2008, by and among NFI Repurchase
               Corporation, NMI Repurchase Corporation, Homeview Lending, Inc.,
               NMI Property Financing, Inc., Wachovia Bank National Association,
               NFI Holding Corporation, NovaStar Financial, Inc., NovaStar
               Mortgage Inc. and Home View Lending, Inc.